                                                                  EXHIBIT (D)(4)

                          NOTICE OF SOLICITED TENDERS
                             OF PREFERRED STOCK OF
                           PUGET SOUND ENERGY, INC.

  List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

  ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO, AND ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO CHASEMELLON SHAREHOLDER SERVICES, L.L.C., THE DEPOSITARY. NOTICE MAY BE FAXED TO THE DEPOSITARY AT (201) 329-8936, CONFIRMATION NUMBER (201) 296-4860. ENCLOSE ADDITIONAL PAGES AS NEEDED.

                    4.70% AND 4.84% SERIES PREFERRED STOCK

                  BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES
                                $1.50 PER SHARE

                                               NUMBER OF            DTC
                                                SHARES          PARTICIPANT
   BENEFICIAL OWNERS          SERIES           TENDERED           NUMBER          VOI NUMBER
--------------------------------------------------------------------------------------------
  Beneficial Owner #1
--------------------------------------------------------------------------------------------
  Beneficial Owner #2
--------------------------------------------------------------------------------------------
  Beneficial Owner #3
--------------------------------------------------------------------------------------------
  Beneficial Owner #4
--------------------------------------------------------------------------------------------
  Beneficial Owner #5


                   BENEFICIAL OWNERS OF 2,500 OR MORE SHARES
                                $1.00 PER SHARE

                                               NUMBER OF            DTC
                                                SHARES          PARTICIPANT
   BENEFICIAL OWNERS          SERIES           TENDERED           NUMBER          VOI NUMBER
--------------------------------------------------------------------------------------------
  Beneficial Owner #1
--------------------------------------------------------------------------------------------
  Beneficial Owner #2
--------------------------------------------------------------------------------------------
  Beneficial Owner #3
--------------------------------------------------------------------------------------------
  Beneficial Owner #4
--------------------------------------------------------------------------------------------
  Beneficial Owner #5

             ADJUSTABLE RATE CUMULATIVE PREFERRED STOCK, SERIES B

                 BENEFICIAL OWNERS OF LESS THAN 10,000 SHARES
                                $0.50 PER SHARE

                             NUMBER OF            DTC
                              SHARES          PARTICIPANT
   BENEFICIAL OWNERS         TENDERED           NUMBER               VOI NUMBER
-------------------------------------------------------------------------------
  Beneficial Owner #1
-------------------------------------------------------------------------------
  Beneficial Owner #2
-------------------------------------------------------------------------------
  Beneficial Owner #3
-------------------------------------------------------------------------------
  Beneficial Owner #4
-------------------------------------------------------------------------------
  Beneficial Owner #5


                  BENEFICIAL OWNERS OF 10,000 OR MORE SHARES
                                $0.25 PER SHARE

                             NUMBER OF            DTC
                              SHARES          PARTICIPANT
   BENEFICIAL OWNERS         TENDERED           NUMBER               VOI NUMBER
-------------------------------------------------------------------------------
  Beneficial Owner #1
-------------------------------------------------------------------------------
  Beneficial Owner #2
-------------------------------------------------------------------------------
  Beneficial Owner #3
-------------------------------------------------------------------------------
  Beneficial Owner #4
-------------------------------------------------------------------------------
  Beneficial Owner #5


  All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

  The undersigned hereby confirms that (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by the Company; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

___________________________________    _________________________________________
Printed Firm Name                      Address


___________________________________    _________________________________________
Authorized Signature                   Area Code and Telephone Number

                          SPECIAL PAYMENT INSTRUCTIONS

Issue check to:

Name ___________________________________________________________________________
                                 (Please Print)

________________________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                (Taxpayer Identification or Social Security No.)

                                       3